SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ------------------
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
                               ----------------------
                       Date of Report: February 10, 1997
               Date of Earliest Event Reported: February 10, 1997
                               DUKE POWER COMPANY
             (Exact name of registrant as specified in its charter)
                                 North Carolina
                        (State or other jurisdiction of
                                 incorporation)
                                     1-4928
                                (Commission File
                                    Number)
                                   56-0205520
                                (I.R.S. Employer
                             Identification Number)
                            422 South Church Street
                        Charlotte, North Carolina 28242
          (Address, including zip code, of principal executive offices)
                                  ------------------
              Registrant's telephone number, including area code:
                                 (704) 382-8127
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Item 7. Financial Statements and Exhibits.

        (c)   Exhibits.

        23    Consent of Independent Auditors.

        27    Financial Data Schedule for December 31, 1996.

        99.1 Audited Consolidated Balance Sheets as of December 31, 1996 and 1995, and the related Consolidated Statements of Income, Consolidated Statements of Retained Earnings, and Consolidated Statements of Cash Flows for each of the years ended December 31, 1994, 1995 and 1996, and Notes to Consolidated Financial Statements.

        99.2  Independent Auditors' Report.

        99.3  Responsibility for Financial Statements.

        99.4 Management's Discussion and Analysis of Results of Operations and Financial Condition.

        99.5  Selected Financial Data.

        99.6  Quarterly Financial Data.

        99.7  Stock Market Information.

                                   SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                           DUKE POWER COMPANY
                                           By:
                                                  Richard J. Osborne
                                                  Senior Vice President and
                                                  Chief Financial Officer
Date: February 10, 1997